OHR PHARMACEUTICAL, INC. 8-K

Exhibit 10.33

OHR PHARMACEUTICAL

AUDIT COMMITTEE CHARTER

PURPOSE

The purposes of the Audit Committee are:

(1)	to oversee the accounting and financial reporting policies and practices and the internal controls of the Company;

(2)	to oversee the quality and objectivity of financial statements and the independent audit thereof; and

(3)	to act as a liaison between the independent auditors and the full Board of Directors.

COMPOSITION

The Audit Committee shall consist of at least three members and shall be composed of directors who meet the independence requirements of Nasdaq and the Securities Exchange Commission.  Each member of the Audit Committee shall be financially literate and at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, as each such qualification is determined by the Board of Directors in its business judgment.  In addition, to the extent practicable, at least one member of the Audit Committee shall be a “financial expert” as such term is defined by the Securities and Exchange Commission.

RESPONSIBILITIES

A.
The function of the Audit Committee is oversight.  Management’s responsibility is to maintain appropriate systems for accounting and internal control; and the auditors’ responsibility is to plan and carry out a proper audit.  The Audit Committee is vested with the following powers and responsibilities:

(1)	to evaluate the performance of the independent auditors and recommend the selection, retention, or termination of auditors;

(2)
to ensure that the auditors submit a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1, such written statement to be submitted to the Audit Committee on a periodic basis;

(3)
to evaluate the independence of the auditors; to receive the auditors’ specific representation as to their independence, to otherwise engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors; and to make recommendations to the Board of Directors based on such evaluations;

(4)	to meet with the independent auditors, including private meetings, as necessary:

(a)	to review the arrangements for and scope of the annual audit and any special audits;

(b)	to discuss any matters of concern relating to the financial statements, including any adjustments to such statements recommended by the auditors;

(c)	to consider the auditors’ comments with respect to the financial policies, procedures and internal accounting controls of the Company and management’s responses thereto;

(d)	to discuss with the auditors the matters required to be discussed by Statement on Accounting Standards No. 61 as modified or supplemented; and

(e)	to review the form of opinion the auditors propose to render to the Board of Directors and stockholders;

(5)
to review with management and the independent auditors the annual audited financial statements of the Company in the Form 10-K and the Company’s quarterly financial statements in the Form 10-Q, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and results of Operations” and any other matters required to be reviewed under applicable legal, regulatory or Nasdaq requirements, in each case prior to its filing;

(6)	to consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the auditors;

(7)
to obtain and review at least annually a formal written report from the independent auditor delineating:  the auditing firm’s internal quality-control procedures; the auditing firm’s independence; and any material issues raised within the preceding five years by the auditing firm’s internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm; to review steps taken by the auditing firm to address ay findings in any of the foregoing reviews; and in order to assess auditor independence, to review at least annually all relationships between the independent auditor and the Company;

(8)	to set policies for the hiring of employees or former employees of the Company’s independent auditor;

(9)
to determine appropriate funding for (a) compensation to the auditors for audit and non-audit services, (b) compensation to any advisors employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties;

(10)
to review and investigate any matters pertaining to the integrity of management or adherence to standards of business conduct as required in the policies of the Company, including (a) regular reviews of the compliance processes and programs in general and the corporate ombudsman process in particular and (b) meeting, as deemed appropriate, with the general counsel and other Company officers or employees;

(11)
to discuss with management and the independent auditor, as appropriate, prior to their release to the public, earnings press releases and financial presentations provided to analysts and rating agencies;

(12)
as required by Nasdaq listing standards, to discuss with management the Company’s risk assessment and risk management practices and the guidelines, policies and processes for risk assessment and risk management;

(13)
to oversee the Company’s risk policies and processes relating to financial statements, financial systems, financial reporting processes, compliance and auditing, and allowances for losses, as well as the guidelines, policies and processes for monitoring and mitigating such risks;

(14)
to establish procedures for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

(15)
to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above matters and other matters as the Audit Committee may deem necessary or appropriate, including the preparation of the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

B.	The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

C.	The Audit Committee shall meet regularly on a private basis with the internal auditors and accountants of the Company.

D.
The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel, experts, consultants or other advisors at the expense of the Company.

E.
All permissible non-audit related services provided by the Company’s independent auditor must be pre-approved by the Audit Committee.  Pre-approval may be provided for up to one year and any pre-approval must be detailed as to the particular service or category of services and, generally, must be subject to a specific fee.  The Audit Committee may delegate to a Committee member or members the authority to pre-approve certain permissible non-audit services.  Any decisions by the member or members under this delegated authority will be reported at the next meeting of the Audit Committee.

F.	The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditors.